ENDORSEMENT OF NOTE RECEIVABLES	12 Months Ended
Jun. 30, 2019
ENDORSEMENT OF NOTE RECEIVABLES
Endorsement Of Note Receivables [Text Block]

NOTE 26 -   ENDORSEMENT OF NOTE RECEIVABLES

The Company endorsed bank acceptance bills to its suppliers as a way of settling accounts payable. The total endorsed but not yet due bank acceptance bills amounted to $42,559 and $46,162 as of June 30, 2018 and 2019, respectively. The endorsement of bank acceptance bills qualified as deemed sales of financial assets according to ASC 860, Transfer and Servicing (“ASC 860”) because the bank acceptance bills have been isolated from the Company upon transfer, the transferee has the rights to pledge or exchange the bank acceptance bills, and the Company has no control over the bank acceptance bills upon endorsement. As a result, bank acceptance bills are derecognized at the time of endorsement.